Annual Report

Global
Stock Fund

October 31, 1997

T. Rowe Price

Report Highlights

Global Stock Fund

o Overall returns from global stock markets were attractive for the six and 12 months ended October 31, 1997.

o The fund's underweighting in Japan and low exposure to turbulent emerging markets helped it keep pace with the EAFE and Lipper benchmarks over the year, but lower U.S.
     exposure hurt results slightly in recent months.

o The Global Stock Fund generated solid returns of 8.06% and 16.98% over the 6- and 12-month periods, respectively.

o Your fund was invested most heavily in Europe and the U.S., where we continued to find attractive stocks in relatively stable environments.

o The portfolio's regional allocation could provide continuing good results, in our view.

Fellow Shareholders

The year ended October 31, 1997, was rewarding overall for the global investor, despite the sell-off in recent months. In the first half most markets performed well, led by the U.S. where the S&P 500 kept advancing to new highs. However, as the summer progressed there was a growing realization that a number of economies in the emerging markets of Southeast Asia had become overextended, which led to heavy selling in the region that spilled over to other global markets.

Performance Comparison

Periods Ended 10/31/97          6 Months     12 Months
_________________________________________________________

Global Stock Fund                   8.06%        16.98%

MSCI World Index                    8.78         17.25

Lipper Global Funds Average         9.05         16.50

During the last 12 months, the Global Stock Fund performed generally in line with both the MSCI World Index and the Lipper Global Funds Average. Over the final six months, the fund's return of 8.06% was somewhat behind both the MSCI index and Lipper, largely due to a slight underweighting in the robust U.S. market.

Over the 12-month period, fund performance was helped by an underweighting in Japan where the market performed poorly in U.S. dollar terms. At fiscal year-end, your fund had only 4% of its assets invested in the volatile markets of Southeast Asia apart from Japan, and a similar amount in Latin America, which declined during the final months of the reporting period. During the past six months, the fund lagged the benchmarks due primarily to its weighting in emerging markets and its relatively low U.S. exposure. In addition, a number of our favorite growth stocks fell behind the indices after a long period of outperformance. Our peers tend to focus more on recovery stocks and cyclical situations, many of which have performed strongly this year.

The U.S. market continued to be driven by robust corporate earnings and, with inflation well under control, by stable interest rates. Overseas the economic picture was not quite as positive, but the stock markets of Europe performed well. In addition, there was a powerful bull run in the markets of Latin America earlier in the year.

Market Performance

Six Months              Local     Local Currency     U.S.
Ended 10/31/97       Currency   vs. U.S. Dollars  Dollars
__________________________________________________________

France                   2.98%              1.40%    4.42%

Germany                  7.32               0.61     7.98

Hong Kong              -17.50               0.22   -17.32

Italy                   18.75               1.29    20.28

Japan                  -10.49               5.52    -5.55

Mexico                  23.89              -5.42    17.17

Netherlands             16.27               0.38    16.71

Norway                  15.52               1.72    17.51

Switzerland             11.32               5.52    17.47

United Kingdom          10.44               3.35    14.14

United States           14.90                  -    14.90

Source: FAME Information Services, Inc.; based on MSCI Indices.

In emerging markets, the principal culprit was Thailand where there has been imprudent bank lending and excessive real estate development. The weak government, dogged by constant changes in leadership, proved unable to handle the mounting crisis, and the result was a collapsing stock market. At first, the problem seemed confined to Thai-land, but attention soon shifted to a number of other economies in the region where rapid growth looked unsustainable given the similar pattern of indebtedness.

The last six months have seen a savage bear market take hold in Asia, and as the ripples spread to more established markets such as Tokyo and Wall Street, investors questioned the impact of these developments on Japanese and U.S. multinationals operating in the area. Europe was also caught up in the turbulence but the most spectacular declines occurred in Latin America, which somewhat belatedly was dragged down by the widening loss of confidence in emerging markets.

Turning to currency markets, the dollar has been strong against most overseas currencies since the beginning of the year, dampening returns for U.S. investors, but has turned in a mixed performance over the last three months. European currencies picked up, with a particularly strong performance from the British pound, but the minor Asian currencies continued to slip. Even the yen has weakened recently against the dollar despite Japan's ever-widening current account surplus.

INVESTMENT REVIEW

United States

The U.S. stock market continued in its global leadership role, with the S&P 500 up 15% over the last six months and 32% over the fund's fiscal year. Overall, we were well-positioned in the U.S., and our stocks did well. However, this positive effect on your portfolio was offset by our relatively low position in the U.S. market compared with the MSCI index. The sharp sell-off in emerging markets was more than we expected. The subsequent shift in assets to safe markets, and the positive impact of the global economic slowdown on inflation particularly favored U.S. financial markets.

Chart 1 - Geographic Diversification

Many fund holdings benefited in this environment. Over the last six months, several insurance stocks, including ACE Limited, EXEL, and Mid Ocean Limited, did extremely well. Two pharmaceutical positions, Pfizer and Bristol-Myers Squibb, were also good contri-butors due to stronger-than-expected product offerings and new product pricing. Our investments in the lodging industry, Starwood Lodging and Patriot American Hospitality, benefited from strong pricing and were up significantly. While technology was mixed, our positions in BMC Software, Dell Computer, and CUC International added to fund returns.

On the negative side, earnings results from First Data, Philip Morris, and AlliedSignal held performance down. However, we continue to believe in the growth and cash generation potential of all three companies and have maintained or added to these fairly significant positions.

During the past six months, weakness in several technology stocks created an opportunity to add modestly to this sector. We increased our stakes in Parametric Technology and Microsoft and built positions in McAfee Associates, National Semiconductor, and COMPAQ Computer. We also found good value in several other stocks, including Safeway, Meredith, and United HealthCare. We continue to look for leaders in growth segments and managements that generate strong free cash flow and use it wisely.

As always, we continually monitor existing holdings and evaluate each investment thesis. As a result, we eliminated positions in Corning, Goodrich, Money Store, Pharmacia & Upjohn, and Richfood Holdings. In each case, our reason for investing in the stock had changed or we felt the risk outweighed the potential medium-term reward.

Europe

The economies of Europe made steady progress over the last six months. The U.K. continued to lead the way, with strong consumer expenditure driving the service sector and a surprisingly resilient performance turned in by exporters. The new Labour government granted the Bank of England independence to set interest rates so that monetary policy should now be based on controlling inflation over the longer term rather than on political expediency. Seizing its new mandate with vigor, the Bank raised base rates four times during the summer in an effort to rein in an economy with the potential to overheat even though inflation is still moderate. This, in turn, has supported sterling, recently the strongest of the major currencies.

The economies of europe made steady progress over the last six months.

A strong currency and rising interest rates would usually have been enough to unsettle the U.K. stock market, and the turmoil in Asia certainly did not help. Nevertheless, British stocks held up well in dollar terms. As investor attention focused on the possibility of slower economic growth, our bias toward growth stocks and smaller companies was justified as cyclicals and manufacturing stocks sold off sharply. Elsewhere in Europe, there are signs that the major economies have survived the stranglehold of tight fiscal policies as governments struggled to keep their deficits in line with the Maastricht convergence criteria. Helped by weak currencies and loose monetary policies, there are tentative signs of recovery, particularly in the export sector. Germany is typical here. Earlier this year German unemployment hit record levels and it looked as though even the Germans, always at the vanguard of European integration, would fail to meet the stringent criteria required to join the European Monetary Union (EMU). In fact, the German budget is in surplus and any weakness is entirely due to the problems of the old East Germany. Therefore, progress depends on structural improvement in the east, a long-term process. The fiscal position would also improve if the government could agree on tax reform, but the corporate sector is at least seeing a recovery in profitability, and the stock market has performed well.

In France the picture is similar with high unemployment, but the trade account is in surplus and inflation remains low. France also intends to be a founder member of the European Monetary Union, and there is little room for relaxation of economic policy. Even the new left wing government under Monsieur Jospin realizes that EMU ambitions must prevail, and the outlook is definitely a little brighter than it was six months ago. Italy has come through another of its political crises with Mr. Prodi facing down a revolt of his Communist governing partners to pass a budget that looked remarkably sound by Italian standards. There is rising confidence that Italy can improve on its record of government overspending, and it looks an increasingly likely candidate to join EMU in the first round.

Another feature livening up market sentiment was a wave of mergers and acquisitions.

The stock markets of Continental Europe also did reasonably well over the last six months and, as in the U.K., stock prices in general held up better than in Asia during the turbulence of October. As can be seen in the table on Page 2, all of them are ahead in U.S. dollar terms over the last six months, with double-digit returns from the U.K., Switzerland, and the Netherlands, all of which are well represented in your portfolio.

Another feature livening up market sentiment was a wave of mergers and acquisitions as corporations sought to position themselves better for an integrated Europe and to compete on a wider global scale. In terms of size, one of the largest was a $32 billion merger between the Anglo Dutch publisher Reed Elsevier and its German Dutch rival Wolters Kluwer, which has long been in the works and was finally announced. Reed Elsevier is becoming the world's main provider of specialist professional information-"must-have" data for lawyers, accountants, and scientists. Wolters Kluwer is the biggest legal publisher in Germany and the Benelux countries, and there will be many synergies from this combination. Two British drinks and food firms, Guinness and Grand Metropolitan, finally consummated their marriage as the chairman of LVMH, the French luxury goods company with a stake in Guinness, finally agreed to terms. Since the two firms have a strong portfolio of brands that complement each other, distribution and marketing costs should fall. Europe's financial services industry is also consolidating, with a merger between the Swiss insurance company Zurich Group and the British conglomerate BAT, an important merger between Swedish bank Nordbanken and Finland's Merita, and also a bid by Italian insurer Assicurazioni Generali for Assurances Generales de France, France's third-largest insurer.

Far East

In Japan, the economic picture has changed quite dramatically over the last six months. At the beginning of the year, growth was robust as the yen's weakness of 1996 fueled an export boom and a strong service sector. In April, the government raised the sales tax from 3% to 5%, which had the effect of causing an anticipatory consumer boom in March followed by a sharp downturn in April. With more than half of Japan's GDP accounted for by consumer spending, the economy never recovered and the trend was not helped by the depressed housing sector and by weak capital investment. The only bright spot was the export sector, with sales of electronic equipment and vehicles to the U.S. and Europe particularly strong. Reflecting the dire state of the domestic economy, imports have stagnated and the trade surplus rose over 50% in yen terms in the six months through September. Japan is now a significant overseas creditor and its current account, supported by a net interest surplus, grew even more sharply.

Industry Diversification

                                  Percent of   Percent of
                                  Net Assets   Net Assets
                                     4/30/97     10/31/97
___________________________________________________________

Services                                25.7%        27.5%

Consumer Goods                          19.9         20.5

Finance                                 15.4         16.7

Capital Equipment                       14.5         13.9

Energy                                   7.9          9.1

Materials                                6.9          4.0

Multi-industry                           2.9          2.5

Miscellaneous                            0.1          0.1

Reserves                                 6.7          5.7
___________________________________________________________

Total     100.0%                       100.0%

Despite the positives of a strong trade position and minimal inflation, the government faces a considerable policy dilemma as it contemplates a very weak economy. Monetary policy is already very loose and Japanese government bond yields recently dipped below 2%. The economy has been awash with liquidity for some time, and any further weakening of the yen will stimulate exports. Moderate currency depreciation is probably a secret hope of Japan's policymakers, but the trade surplus with the U.S. is already at levels that historically have triggered loud complaints from Washington. A more stimulatory fiscal policy is a reasonable option, but conservatism holds sway in the Ministry of Finance as evidenced by the sales tax increase last spring.

With this uncertainty, it is not surprising that the Japanese stock market turned in a poor performance over the last six months. Corporations exposed to the domestic economy were particularly weak but, in sharp contrast, the multinationals fared much better.

Our strategy in the Tokyo market continued to favor the export and technology sectors. Stocks such as NEC (communications and computers), Sony (consumer electronics and media), and Canon (cameras and office equipment) remain among our largest positions. In contrast, the portfolio has no exposure to bank stocks-the largest sector in the index itself-where valuations remain excessive given the problems of their loan books. Banking failures are likely before the situation begins to improve, and with a high weighting in the financial sector, the market as a whole is unlikely to perform well until these problems are resolved.

Elsewhere in the Pacific, the economic turmoil that began in Thailand rapidly spread to the "junior tigers" of the region, including Indonesia, Malaysia, the Philippines, and eventually Hong Kong. Your fund had little or no exposure to these markets, except for Hong Kong and Malaysia where only 1.50% and 0.30% of fund assets were invested, respectively. As mentioned, only 4% of assets were committed to Asian markets overall outside of Japan. Countries in the region share a common pattern of overlending to infrastructure and industrial development, which became vulnerable as the export boom failed to follow through. Even traditional, commodity-based exports began to falter, and there was a round of competitive devaluations either by choice or else imposed by speculative pressure.

Latin America

The Latin American stock markets performed extremely well at the beginning of the year but, not surprisingly, they were caught up in October's upheaval in the emerging markets. Your fund had a low 4% weighting throughout the region. These developing economies are in better shape in many ways than their counterparts in Asia. For example, the government of Brazil has demonstrated a strong political will to protect the currency even though this may push the economy into recession. President Cardoso has orchestrated a strong campaign to defend the real through aggressive intervention on the foreign exchange markets and a substantial increase in overnight interest rates. Consumer expenditure in Brazil was already weak even ahead of the hike in interest rates, but at least the slowing economy has pushed inflation down to under 5%-a remarkable achievement for this country. For the foreign investor, one of the most important developments in Brazil is the continuing privatization program valued at $70 billion over the next three years. Clearly this is ambitious, but the government has indicated this program will go ahead despite the pressure on its currency and a very unsettled stock market.

The prospects for the stock market depend on how quickly confidence returns and interest rates fall. Much hinges on what damage is done to the economy, but the banking system is in better shape than it has been for many years. Brazil remains the core of our Latin American strategy and our exposure is focused on the large utilities such as Telecomunicacoes Brasileiras, which are at the center of the reform and privatization program.

Mexico has already experienced a painful readjustment process following the peso devaluation at the end of 1994. Since then, the economy is much stronger with foreign participation in the banking industry and wider integration with the U.S. and Canada under NAFTA. The trade account is now in surplus, and even the current account deficit is less than 2% of the GDP. With inflation falling to under 15% in 1997 and consumers beginning to regain confidence, the economy could well be entering a period of sustainable growth.

INVESTMENT POLICY AND OUTLOOK

Despite the sound fundamentals of the U.S. economy, even Wall Street was caught up in the global turbulence of recent months. While our caution on U.S. securities was unwarranted due to continued low inflation, solid earnings, and a retreat by global investors to established markets, we still believe U.S. equity returns cannot continue to outpace earnings growth. As the recent turbulence in Far East and Latin American markets begins to affect U.S. companies, earnings growth could slow. For these reasons, we expect more modest U.S. returns overall in the next year. However, we modestly increased our investments in individual U.S. stocks during the past six months to take advantage of attractively valued shares with strong growth potential.

It is important to look through the recent period of stock market turbulence to see how other world economies might develop from here. In Europe, which accounts for 37% of the fund's portfolio, we have seen an encouraging picture of improving economic growth, rising exports, and currencies that have now stabilized against the U.S. dollar. Valuations in Europe look reasonable, and there is the added interest of corporate restructuring as companies position themselves for European Monetary Union. As noted, we have already seen activity in this area and expect the trend to continue as management increasingly recognizes the importance of shareholder value. With a pickup in economic growth, corporate restructuring, and a benign interest rate environment, Europe in many ways looks similar to the U.S. economy several years ago. If this is the case, maintaining a large position in Europe seems sensible.

Europe . . . looks similar to the u.s. economy several years ago.

Turning to the Far East, clearly the prospects are less certain, and it will take some time for the less developed economies of Asia to put themselves back on a sounder footing. Japan is still the largest economy in the Pacific, but its economy is struggling at the moment. However, unlike many of the smaller economies of the region, it at least has a strong current account surplus and substantial foreign exchange reserves. Its stock market lists some of the best-managed companies in the world, and we believe it is right to take advantage of current weakness by adding to our favorites.

In Latin America, the markets will remain volatile, but again one cannot ignore the economic achievements of these countries. Governments there seem committed to the right policies for the future, and greater political stability provides a firm platform for implementing them.

Summing up, we believe the current structure of the portfolio will continue to serve investors well in the future.

Respectfully submitted,

Martin G. Wade
President

November 21, 1997

T. Rowe Price Global Stock Fund

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

                                               Percent of
                                               Net Assets
                                                 10/31/97
___________________________________________________________

Royal Dutch Petroleum, Netherlands                    1.6%

Novartis, Switzerland                                 1.2

National Westminster Bank, United Kingdom             1.2

SmithKline Beecham, United Kingdom                    1.1

Wolters Kluwer, Netherlands                           1.0
___________________________________________________________

Reed International, United Kingdom                    0.9

Telecom Italia, Italy                                 0.9

Shell Transport & Trading, United Kingdom             0.8

Telecomunicacoes Brasileiras, Brazil                  0.8

Elsevier, Netherlands                                 0.8
___________________________________________________________

GE, United States                                     0.8

Sumitomo Electric Industries, Japan                   0.8

ING Groep, Netherlands                                0.8

Nestle, Switzerland                                   0.7

Eaux Cie Generale, France                             0.7
___________________________________________________________

Glaxo Wellcome, United Kingdom                        0.7

Kingfisher, United Kingdom                            0.7

Roche Holdings, Switzerland                           0.7

Canon, Japan                                          0.7

Orkla, Norway                                         0.6
___________________________________________________________

Sankyo, Japan                                         0.6

Mobil, United States                                  0.6

Fannie Mae, United States                             0.6

Total, France                                         0.6

Danaher, United States                                0.6
___________________________________________________________

Total                                   20.5%

T. Rowe Price Global Stock Fund

Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

Global Stock Fund

               Lipper Global      MSCI       Global Stock
               Funds Average   World Index       Fund

12/29/95       $  10,000      $  10,000      $  10,000
10/96          11,158         10,967         11,350
10/97          13,018         12,858         13,277

Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


Periods Ended                 Since          Inception
10/31/97             1 Year     Inception         Date
___________________________________________________________

Global Stock
Fund                 16.98%        16.67%     12/29/95

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. Rowe Price Global Stock Fund

For a share outstanding throughout each period

Financial Highlights

                                          Year   12/29/95
                                         Ended         to
                                      10/31/97   10/31/96

NET ASSET VALUE

Beginning of period                  $   11.35   $  10.00

Investment activities
     Net investment income                0.06*      0.05*
     Net realized and
     unrealized gain (loss)               1.84       1.30

     Total from
     investment activities                1.90       1.35

Distributions
     Net investment income               (0.06)         -
     Net realized gain                   (0.18)         -

     Total distributions                 (0.24)         -

NET ASSET VALUE

End of period                        $   13.01   $  11.35
                                     ____________________

Ratios/Supplemental Data

Total return                             16.98%* 13.50%*

Ratio of expenses to
average net assets                        1.30%* 1.30%*!

Ratio of net investment
income to average
net assets                           0.68%*0.88%*!

Portfolio turnover rate                   41.8%      50.0%!

Average commission rate paid         $  0.0015   $ 0.0026
Net assets, end of period
(in thousands) $                     32,020  $   14,916

* Excludes expenses in excess of a 1.30% voluntary expense limitation in effect through 10/31/97.
!    Annualized.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Global Stock Fund

October 31, 1997

Statement of Net Assets
                                     Shares/Par     Value
                                                       In
                                                 thousands

ARGENTINA  0.6%

Common Stocks  0.6%

Banco de Galicia Buenos Aires
    (Class B) ADR (USD)                    659   $     16

Banco Frances del Rio de la
    Plata ADR (USD)                        675         17

Perez Companc (Class B)                  4,934         31

Telecom Argentina Stet (Class B)           930          5

Telecom Argentina Stet (Class B)
    ADR (USD)                              220          5

Telefonica de Argentina (Class B)
    ADR (USD)                            1,080         30

YPF Sociedad Anonima (Class D)
    ADR (USD)                            2,268         73

Total Argentina (Cost $176)                           177

AUSTRALIA  1.4%

Common Stocks  1.3%

Australia & New Zealand Bank Group       2,000         14

Australian Gas Light Company             5,052         34

Boral Limited                            4,075         11

Brambles Industries                      1,000         19

Broken Hill Proprietary                  5,300         52

Commonwealth Bank of Australia             141          2
Commonwealth Bank of Australia,
      Installment Receipts, 11/14/97     3,600         30

Fosters Brewing Group                   12,000         23

John Fairfax Holdings                    8,000         18

Lend Lease                               1,609         33

National Australia Bank                  2,037         28

News Corporation                         5,919         28

Publishing & Broadcasting                4,400         25

St. George Bank                          3,102         19

Tabcorp Holdings                         4,500         21

Westpac Bank                             4,200         24

WMC                                  3,500       12

Woodside Petroleum                       4,000         34

                                                      427

Preferred Stocks  0.1%

News Corporation                         2,116         10

Sydney Harbour Casino Holdings          13,000         13

                                                       23

Total Australia (Cost $466)                           450

BELGIUM  0.7%

Common Stocks  0.7%

Dexia                                139     $   15

Generale de Banque                         107         44

Generale de Banque, VVPR Strip*              7          0

Kredietbank                                345        145

UCB                                  9           31

Total Belgium (Cost $182)                             235

BRAZIL  1.9%

Common Stocks  0.2%

Companhia Siderurgica Nacional         481,000         18

Eletrobras                              69,910         28

Pao de Acucar GDS (USD)                  1,000         18

Usiminas ADR (USD)                         290          2

White Martins                            3,922          7

                                                       73

Preferred Stocks and Rights  1.7%

Banco Bradesco                       3,059,426         23

Banco Itau                              31,000         13

Brahma                               32,654      20

Brasmotor                            23,775      3

Cia Cimento Portland Itau               28,000          7

Cia Energetica Minas Gerais            501,000         20

Cia Energetica Minas Gerais
    ADR (144a) (USD) *                     150          6

Cia Energetica Minas Gerais ADR
       Sponsored, Nonvoting (USD) *        392         16

Cia Tecidos Norte de Minas              23,000          9

Encorpar *                              23,000          0

Lojas Americanas                       374,000          3

Pao de Acucar GDS (USD)                    190          3

Petrol Brasileiros                     138,000         26

Telecomunicacoes Brasileiras
    ADR (USD)                            2,555        259

Telecomunicacoes de Minas
    Gerais (Class B)                    73,000          9

Telecomunicacoes de Minas Gerais
    (Class B)
       Preference Receipts *               905          0

Telecomunicacoes de Sao Paulo          185,887   $     49

Telecomunicacoes de Sao Paulo,
    Rights, 11/11/97 *                   6,215          0

Telecomunicacoes do Rio de Janeiro      81,654          8

Telecomunicacoes do Rio de
    Janeiro, Rights, 11/11/97 *          3,166          0

Unibanco, Units (Each unit
    consists of 1 preferred
    share and 1
    Unibanco Holdings (Class B)
    share) *                           346,851         19

Usiminas                                 2,937         21

Usiminas ADR (USD)                       1,257          9

                                                      523

Total Brazil (Cost $613)                              596

CANADA  0.5%

Common Stocks  0.5%

Alcan Aluminium                          1,080         30

Fairfax Financial *                        300         74

Royal Bank of Canada                       430         23

Royal Bank of Canada (USD)                 800         43

Total Canada (Cost $166)                              170

CHILE  0.3%

Common Stocks  0.3%

Chilectra ADR (144a) (USD)                 584         15

Chilgener ADS (USD)                        573         16

Compania Cervecerias Unidas
    ADS (USD)                              200          5

Compania de Telecomunicaciones
    de Chile ADR (USD)                     578         16

Empresa Nacional de Electricidad de
    Chile ADR (USD)                        856         17

Enersis ADS (USD)                          496         17

Santa Isabel ADR (USD)                     339          6

Total Chile (Cost $93)                                 92

CHINA  0.2%

Common Stocks  0.2%

Huaneng Power International (Class N)
    ADR (USD) *                          3,100         68

Total China (Cost $57)                                 68

CZECH REPUBLIC  0.0%

Common Stocks  0.0%

SPT Telecom                                 40   $      5

Total Czech Republic (Cost $5)                          5

DENMARK  0.2%

Common Stocks  0.2%

Den Danske Bank                            260         29

Tele Danmark (Class B)                      80          5

Unidanmark (Class A)                       280         19

Total Denmark (Cost $39)                               53

FINLAND  0.2%

Common Stocks  0.2%

Nokia (Class A)                            620         55

Total Finland (Cost $32)                               55

FRANCE  4.8%

Common Stocks  4.8%

Accor                                      126         23

Alcatel Alsthom                            675         81

Assurances Generales de France             460         24

AXA                                        653         45

Canal Plus                                 180         31

Carrefour                                  102         53

Cie de St. Gobain                          402         58

Credit Commercial de France                387         22

Danone                                     130         20

Dexia France, Bearer                       110         11

Eaux Cie Generale                        2,037        237

Elf Aquitaine                              662         82

GTM Entrepose                              210         13

Guilbert                                   200         26

Havas                                      140          9

L'Oreal                                     64         23

Lapeyre                                    404   $     24

Legrand                                    150         28

LVMH                                       299         51

Pathe                                      117         21

Pinault Printemps                          321        147

Primagaz                                   130         10

Promodes                                    30         10

Rexel                                       20          5

Sanofi                                     795         75

Schneider                                1,405         75

Societe Generale                           293         40

Sodexho                                    104         52

Television Francaise                       523         49

Total (Class B)                          1,733        192

Total France (Cost $1,442)                          1,537

GERMANY  3.1%

Common Stocks and Warrants  2.9%

Allianz                                    430         97

Allianz, Warrants, 2/23/98 *               105         11

Bayer                                    1,742         61

Bayerische Hypotheken und
    Wechsel Bank                         1,219         51

Bayerische Vereinsbank                     363         21

Bilfinger & Berger                         490         18

Buderus                                     30         15

Commerzbank                                680         23

Deutsche Bank                            1,508         99

Deutsche Telekom                         1,876         35

Gehe                                     1,780         93

Hoechst                                    610         23

Hornbach Baumarkt                          120          4

Mannesmann                                  67         28

Rhoen Klinikum                             317         30

SAP                                        240         69

Siemens                                  1,013         62

Veba                                     2,130        119

Veba, Warrants, 4/6/98 *                    59         20

Volkswagen                                  57         34

                                                      913

Preferred Stocks  0.2%

Fielmann                                   120   $      3

Fresenius                                  100         17

Hornbach Holdings                          230         15

SAP                                        120         36

                                                       71

Total Germany (Cost $945)                             984

HONG KONG  1.5%

Common Stocks  1.5%

China Light & Power                      4,000         21

Dao Heng Bank Group                     10,000         23

First Pacific                           28,231         18

Guoco Group                             11,000         24

Henderson Land Development               4,000         22

Hong Kong Land Holdings (USD)           23,575         54

Hutchison Whampoa                       17,000        117

New World Development                   23,207         82

Sun Hung Kai Properties                  2,000         15

Swire Pacific (Class A)                  9,000         48

Wharf Holdings                          21,000         43

Total Hong Kong (Cost $707)                           467

ITALY  2.0%

Common Stocks  2.0%

Assicurazioni Generali                   1,000         22

Banca Commerciale Italiana               3,000          8

Banca Fideuram                           3,455         13

Credito Italiano                        25,825         69

ENI                                     18,609        105

Gucci Group (USD)                          635         23

IMI                                      3,000         27

Industrie Natuzzi ADR (USD)              1,000         22

Italgas                                  4,600         17

Mediolanum                               2,846         48

Rinascente                               1,000          8

Telecom Italia                          22,440   $    141

Telecom Italia Mobile                   33,000        122

Telecom Italia Mobile, Savings
    Shares                               6,000         12

Total Italy (Cost $529)                               637

JAPAN  12.7%

Common Stocks  12.7%

Advantest                                  300         25

Alps Electric                            3,000         34

Amada                                    5,000         27

Canon                                    9,000        218

Citizen Watch                            4,000         26

Daifuku                                  1,000          7

Daiichi Pharmaceutical                   6,000         85

DaiNippon Screen Manufacturing           4,000         32

Daiwa House                              6,000         58

DDI                                         10         33

Denso                                    8,000        173

East Japan Railway                          15         73

Fanuc                                    1,200         48

Hitachi                                  9,000         69

Hitachi Zosen                            7,000         15

Honda Motor                              1,000         34

Inax                                     3,000         13

Ishihara Sangyo Kaisha                   3,000          6

Ito-Yokado                               2,000         99

Kao                                      4,000         56

Kokuyo                                   2,000         47

Komatsu                                  6,000         32

Komori                                   2,000         37

Kumagai Gumi                             3,000          3

Kuraray                                  5,000         45

Kyocera                                  3,000        172

Makita                                   4,000         56

Marui                                    6,000        101

Matsushita Electric Industrial           9,000        151

Mitsubishi                               5,000         43

Mitsubishi Heavy Industries             28,000   $    137

Mitsubishi Paper Mills                   2,000          5

Mitsui Fudosan                          12,000        136

Mitsui Petrochemical Industries          3,000         11

Murata Manufacturing                     3,000        122

National House Industrial                1,000         11

NEC                                     15,000        165

Nippon Hodo                              1,000          6

Nippon Steel                            33,000         68

Nippon Telephone & Telecom                   7         59

Nomura Securities                        8,000         93

Pioneer Electronic                       3,000         49

Sangetsu                                 1,000         16

Sankyo                                   6,000        198

Sega Enterprises                         1,000         25

Sekisui Chemical                         8,000         63

Sekisui House                            5,000         43

Seven Eleven Japan                       1,000         75

Sharp                                    8,000         62

Shin-Etsu Chemical                       4,000         98

Shiseido                                 1,000         14

Sony                                     2,000        166

Sumitomo                                 9,000         64

Sumitomo Electric Industries            12,000        159

Sumitomo Forestry                        3,000         22

TDK                                      2,000        166

Teijin                                  12,000         39

Tokio Marine & Fire Insurance            3,000         30

Tokyo Electronics                        1,000         50

Tokyo Steel Manufacturing                2,300         16

Toppan Printing                          4,000         50

Uny                                      2,000         32

Yurtec                                   1,000          7

Total Japan (Cost $4,608)                           4,075

MALAYSIA  0.3%

Common Stocks  0.3%

Berjaya Sports Toto                     10,000   $     27

Commerce Asset Holdings                 12,200         10

Resorts World                            4,000          7

Tanjong                                 13,000         23

Time Engineering                         8,000          3

United Engineers                         7,000         17

Total Malaysia (Cost $223)                             87

MEXICO  1.2%

Common Stocks  1.2%

Cemex (Class B) *                        3,000         13

Cemex ADS (USD) *                       10,000         77

Cifra (Class B) ADR (USD)                2,249          4

Fomentos Economico Mexicano
    (Class B)                            4,230         30

Gruma (Class B) *                        4,826         19

Gruma (Class B) 144a ADS (USD) *         1,028         16

Grupo Financiero Banamex (Class B) *     6,490         13

Grupo Industrial Maseca (Class B)       12,000         12

Grupo Modelo (Class C)                   3,000         22

Grupo Televisa GDR (USD) *                 323         10

Kimberly-Clark Mexico (Class A)          7,721         34

Panamerican Beverages (Class A)
    (USD)                                1,670         52

Telefonos de Mexico (Class L)
    ADR (USD)                            1,680         73

TV Azteca ADR (USD) *                    1,100         21

Total Mexico (Cost $369)                              396

NETHERLANDS  6.6%

Common Stocks  and  Warrants  6.6%

ABN Amro Holdings                        5,266        106

Ahold                                    1,121         29

Akzo Nobel                                 430         76

ASM Lithography (USD) *                    700         51

Baan Company                               629         44

Baan Company (USD)                         380         27

CSM                                      1,498   $     68

Elsevier                                16,207        255

Fortis Amev                              1,710         67

ING Groep                                5,430        228

ING Groep, Warrants, 3/15/01 *           1,526         16

Koninklijke PTT Nederland                  588         22

Nutricia                                 1,250         36

Otra                                       340          5

Polygram                                 1,785        102

Royal Dutch Petroleum                    9,640        510

Unilever                                 2,724        145

Wolters Kluwer                           2,688        330

Total Netherlands (Cost $1,908)                     2,117

NEW ZEALAND  0.3%


Common Stocks  0.3%

Air New Zealand (Class B)                8,000         17

Carter Holt Harvey                       3,300          6

Fletcher Challenge Building              5,450         16

Fletcher Challenge Energy                3,250         15

Fletcher Challenge Forests Division      7,465          7

Fletcher Challenge Paper                 3,500          6

Telecom Corporation of New Zealand       4,800         23

Tranz Rail Holdings                      1,000          4

Total New Zealand (Cost $105)                          94

NORWAY  1.2%

Common Stocks  1.2%

Bergesen (Class A)                         380         11

Norsk Hydro                              3,020        167

Orkla (Class A)                          2,153        198

Saga Petroleum (Class B)                   400          7

Total Norway (Cost $305)                              383

PANAMA  0.0%

Common Stocks  0.0%

Banco Latinoamericano de
    Exportaciones (Class E) (USD)          182   $      7

Total Panama (Cost $8)                                  7

PERU  0.0%

Common Stocks  0.0%

Credicorp (USD)                            430          8

Telefonica del Peru (Class B)
    ADS (USD)                              419          8

Total Peru (Cost $18)                                  16

PORTUGAL  0.2%

Common Stocks  0.2%

Jeronimo Martins                           926         60

Total Portugal (Cost $32)                              60

RUSSIA  0.0%

Common Stocks  0.0%

Rao Gazprom ADS (USD)                      278          6

Total Russia (Cost $6)                                  6

SINGAPORE  0.5%

Common Stocks  0.5%

City Developments                        2,000          8

DBS Land                                 8,500         14

Fraser & Neave                           3,000         15

Overseas Chinese Bank                    1,200          7

Overseas Union Bank                      3,400         11

Singapore Land                           8,000         23

Singapore Press                          3,600         50

United Overseas Bank                     4,000         22

Total Singapore (Cost $280)                           150

SOUTH KOREA  0.1%

Common Stocks  0.1%

Samsung Electronic                         518   $     20

Total South Korea (Cost $37)                           20

SPAIN  1.2%

Common Stocks  1.2%

Argentaria Banca de Espana                 510         28

Banco Bilbao Vizcaya                       900         24

Banco Popular Espanol                      788         46

Banco Santander                          2,312         65

Centros Comerciales Pryca                  700         11

Empresa Nacional de Electricidad         3,016         57

Gas Natural                                515         24

Iberdrola                                3,402         41

Repsol                                     663         28

Telefonica de Espana                     2,333         64

Total Spain (Cost $344)                               388

SWEDEN  1.9%

Common Stocks  1.9%

ABB (Class A)                            3,230         38

Astra (Class B)                         11,660        180

Atlas Copco (Class B)                    1,810         54

Electrolux (Class B)                     1,140         94

Esselte (Class B)                          500         11

Granges *                                  350          6

Hennes and Mauritz                       2,430         99

Nordbanken                               1,410         44

Sandvik (Class A)                          560         17

Sandvik (Class B)                        1,795         55

Scribona (Class B)                         440          6

Total Sweden (Cost $503)                              604

SWITZERLAND  3.7%

Common Stocks  3.7%

ABB                                        110   $    143

Adecco                                     266         84

Credit Suisse Group                        300         42

Nestle                                     170        240

Novartis                                   251        393

Roche Holdings *                            25        220

Schweizerischer Bankverein                 270         73

Total Switzerland (Cost $1,017)                     1,195

THAILAND  0.0%

Common Stocks  0.0%

Advanced Information Service               300          2

Siam Cement                                400          3

Total Thailand (Cost $17)                               5

UNITED KINGDOM  10.9%

Common Stocks  10.9%

Abbey National                           6,000         95

Argos                                    7,480         80

Asda Group                              20,000         52

BAA                                      1,000          9

BG                                       8,000         35

British Petroleum                        6,000         88

Cable & Wireless                        13,000        104

Cadbury Schweppes                       10,000        101

Caradon                                 14,700         47

Centrica *                               4,000          6

Compass Group                            5,000         53

David S. Smith                           9,000         34

Electrocomponents                        5,000         39

GKN                                      1,000         22

Glaxo Wellcome                          11,000        234

Grand Metropolitan                      17,000        153

Guinness                                14,100        126

Heywood Williams Group                   1,000   $      4

Hillsdown Holdings                       5,000         14

John Laing (Class A)                     4,000         25

Kingfisher                              15,400        222

Ladbroke Group                           9,000         40

National Westminster Bank               27,000        390

Rank Group                               9,000         50

Reed International                      28,000        277

Rio Tinto                                7,000         90

Rolls Royce                              5,000         18

Safeway                                 11,000         72

Sears                                    3,000          3

Shell Transport & Trading               38,000        269

Smithkline Beecham                      36,200        343

T & N                                   10,000         42

Tesco                                    9,000         72

Tomkins                                 29,000        149

United News & Media                     10,400        131

Total United Kingdom (Cost $2,959)                  3,489

VENEZUELA  0.0%

Common Stocks  0.0%

Compania Anonima Nacional
    Telefonos de Venezuela
       (Class D) ADR (USD)                 390         17

Total Venezuela (Cost $13)                             17

UNITED STATES  36.1%

Common Stocks  36.1%

3Com *                                   1,300         54

ACE Limited                              1,600        149

Aetna                                      900         64

AlliedSignal                             4,600        166

American Home Products                   1,400        104

American Stores                          5,900        151

Amgen *                                  1,400         69

Analog Devices *                         2,400         73

AT&T                                     2,800   $    137

Atlantic Richfield                       2,300        189

BankBoston                               1,500        122

Barnett Banks                            1,300         90

Baxter International                     1,700         79

BellSouth                                1,900         90

BMC Software *                           1,900        115

Boston Scientific *                        400         18

Bristol-Myers Squibb                     2,100        184

Carnival (Class A)                       2,600        126

Cellular Communications
    International *                      2,400         96

Chase Manhattan                          1,300        150

Cisco Systems *                            800         66

Citicorp                                 1,000        125

Colgate-Palmolive                          900         58

COMPAQ Computer *                        1,500         96

Corporate Express *                      6,750         99

CUC International *                      5,650        167

CVS                                      1,142         70

Danaher                                  3,500        192

Dell Computer *                            800         64

Dillard Department Stores                3,300        127

Disney                                   1,200         99

EMC *                                      800         45

EXEL                                     1,500         91

Fannie Mae                               4,000        194

Federated Department Stores *            3,200        141

First Data                               4,500        131

First Union                              2,000         98

Freddie Mac                              4,900        186

Galileo International *                  4,000        100

GE                                       3,800        245

General Nutrition *                      2,400         76

Great Lakes Chemical                     1,100         52

Gulfstream Aerospace *                   1,300         38

H&R Block                                2,000         74

HealthSouth *                            4,600        118

Hewlett-Packard                          1,400   $     86

Honeywell                                1,700        116

Hubbell (Class B)                        2,000         88

Ikon Office Solutions                    2,800         79

Intel                                    1,400        108

ITT *                                      800         60

Johnson & Johnson                        1,300         75

Kimberly-Clark                           1,200         62

La Quinta Inns                           3,200         57

Mattel                                   2,300         89

Maxim Integrated Products *                800         53

McAfee Associates *                      2,300        114

McDonald's                                 800         36

MCI                                      3,300        117

Medtronic                                1,400         61

Mellon Bank                              1,800         93

Merck                                    1,800        161

Meredith                                 2,800         95

Microsoft                                1,300        169

Mid Ocean Limited                        2,100        136

Mobil                                    2,700        197

Nabisco Holdings                         1,800         74

National Semiconductor *                 2,700         97

Newell                                   1,900         73

Newmont Mining                           1,900         66

Norwest                                  4,400        141

Oracle *                                 3,300        118

PacifiCare Health Systems
    (Class B) *                            500         32

Parametric Technology *                  3,100        137

Partnerre                                2,800        115

Patriot American Hospitality, REIT       3,799        125

PepsiCo                                  3,000        110

Pfizer                                   2,000        141

Philip Morris                            4,800        190

PLATINUM Technology *                    1,400         34

Procter & Gamble                           600         41

Quorum Health Group *                    2,100         51

Safeway *                                2,700   $    157

Sara Lee                                 2,200        112

SBC Communications                       1,500         95

Service Corp. International              4,000        122

SLM Holding                                300         42

St. John Knits                           3,000        121

Starwood Lodging, REIT                   1,100         66

Synopsys *                               4,500        175

Teleflex                                 3,400        127

Tenet Healthcare *                       3,500        107

Time Warner                              2,200        127

Travelers Group                          1,633        114

Travelers Property Casualty              2,900        105

Tribune                                  2,900        160

TriMas                                   4,900        143

Tyco International                       4,332        163

United HealthCare                        1,800         83

USA Waste Services *                     3,300        122

USX-Marathon                             4,600        164

Vencor *                                 4,000        108

Wal-Mart                                 4,900        172

Warnaco Group                            5,800        164

Warner-Lambert                             500         72

World Com *                              2,600         87

Xerox                                    1,000         79

 Total United States (Cost $9,932)                 11,562

SHORT-TERM INVESTMENTS  5.8%

Money Market Funds  5.8%

Reserve Investment Fund, 5.65%     $ 1,857,347      1,857

Total Short-Term Investments
    (Cost $1,857)                                   1,857

Total Investments in Securities
    100.1% of Net Assets
    (Cost $29,993)                               $ 32,054

Other Assets Less Liabilities                         (34)

NET ASSETS                                       $ 32,020
                                                _________

Net Assets Consist of:

Accumulated net investment income -
    net of distributions                         $    162

Accumulated net realized gain/loss -
    net of distributions                            1,307

Net unrealized gain (loss)                          2,064

Paid-in-capital applicable to
    2,462,023 shares of $0.01 par
    value capital stock outstanding;
    2,000,000,000 shares of the
    corporation authorized                         28,487

NET ASSETS                                       $ 32,020
                                                _________

NET ASSET VALUE PER SHARE                        $  13.01
                                                _________

     *   Non-income producing
  144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at year-end amounts to 0.12% of net assets.
   ADR   American depository receipt
   ADS   American depository share
   GDR   Global depository receipt
   GDS   Global depository share
  REIT   Real estate investment trust
   USD   U.S. dollar
  VVPR   Entitles holders to a reduced rate of foreign withholding tax.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Global Stock Fund

Statement of Operations

In thousands

                                                     Year
                                                    Ended
                                                 10/31/97

Investment Income

Income
    Dividend (net of foreign taxes
      of $ 39)                                        382
    Interest                                     $     96

    Total income                                      478

Expenses
    Custody and accounting                            144
    Shareholder servicing                              94
    Registration                                       28
    Legal and audit                                    14
    Prospectus and shareholder reports           11
    Directors                                           7
    Investment management                               5
    Miscellaneous                                      11

    Total expenses                                    314

Net investment income                                 164

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
    Securities                                      1,329
    Foreign currency transactions                     (14)

    Net realized gain (loss)                        1,315

Change in net unrealized gain or
    loss on securities
    Securities                                      1,339
    Other assets and liabilities
      denominated in foreign
      currencies                                        3

    Change in net unrealized gain
      or loss on securities                         1,342

Net realized and unrealized gain (loss)          2,657

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                           $  2,821
                                                _________

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Global Stock Fund

Statement of Changes in Net Assets

In thousands

                                          Year   12/29/95
                                         Ended         to
                                      10/31/97   10/31/96

Increase (Decrease) in Net Assets

Operations
    Net investment income          $       164   $     70
    Net realized gain (loss)             1,315        246

    Change in net unrealized
      gain or loss                       1,342        722

    Increase (decrease) in net
      assets from operations             2,821      1,038

Distributions to shareholders
    Net investment income                  (85)         -

    Net realized gain                     (254)         -

    Decrease in net assets from
      distributions                       (339)         -

Capital share transactions*
    Shares sold                         23,635     16,948
    Distributions reinvested               329          -
    Shares redeemed                     (9,342)    (3,070)

    Increase (decrease) in net
      assets from capital
      share transactions                14,622     13,878

Net Assets

Increase (decrease) during
    period                              17,104     14,916

Beginning of period                     14,916          -

End of period                      $    32,020   $ 14,916
                                  _______________________

*Share information
    Shares sold                          1,846      1,596
    Distributions reinvested                28          -
    Shares redeemed                       (726)      (282)

    Increase (decrease) in
      shares outstanding                 1,148      1,314

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Global Stock Fund
October 31, 1997

Notes to Financial Statements

Note 1 - Significant Accounting Policies

T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Global Stock Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on December 29, 1995.

The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

Valuation Equity securities are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

Short-term debt securities are valued at amortized cost which, when combined with accrued interest, approximates fair value.

For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

Note 2 - Investment Transactions

Purchases and sales of portfolio securities, other than short-term securities, aggregated $22,937,000 and $9,378,000, respectively, for the year ended October 31, 1997.

Note 3 - Federal Income Taxes

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended October 31, 1997. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

Undistributed net investment income          $   7,000
Paid-in-capital                                    (7,000)

For federal income tax purposes the fund intends to elect to pass through foreign source income of $252,000 and foreign taxes paid of $39,000 for its tax year ended October 31, 1997; the per share effect of these pass-throughs is $0.10 and $0.02, respectively, based on fund shares outstanding on October 31, 1997. These amounts may differ from amounts reported in the accompanying financial statements due to differences in financial statement and federal income tax reporting requirements.

At October 31, 1997, the aggregate cost of investments for federal income tax and financial reporting purposes was $29,993,000, and net unrealized gain aggregated $2,061,000, of which $3,901,000 related to appreciated investments and $1,840,000 to depreciated investments.

Note 4 - Related Party Transactions

The fund is managed by Rowe Price-Fleming International, Inc. (the manager), which is owned by T. Rowe Price Associates, Inc. (Price Associates), Robert Fleming Holdings Limited, and Jardine Fleming Holdings Limited under a joint venture agreement.

The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $5,000 was payable at October 31, 1997. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At October 31, 1997, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

Under the terms of the investment management agreement, the manager is required to bear any expenses which would cause the fund's ratio of expenses to average net assets to exceed 1.30% through October 31, 1997, and 1.20% thereafter through October 31, 1999. The fund is then required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of expenses to average net assets to exceed 1.20%. Pursuant to this agreement, $158,000 of management fees were not accrued by the fund for the year ended October 31, 1997, and $165,000 of fees and expenses remain subject to reimbursement through October 31, 1999.

In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. (TRPS) is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $170,000 for the year ended October 31, 1997, of which $16,000 was payable at period-end.

The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended October 31, 1997, totaled $19,000 and are reflected as interest income in the accompanying Statement of Operations.

During the year ended October 31, 1997, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $260,000 with certain affiliates of the manager and paid commissions of $1,000 related thereto.

T. Rowe Price Global Stock Fund

Report of Independent Accountants

To the Board of Directors and Shareholders of
T. Rowe Price Global Stock Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Global Stock Fund (one of the portfolios constituting T. Rowe Price International Funds, Inc., hereafter referred to as the "Fund") at October 31, 1997, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period December 29, 1995 (commencement of operations) through October 31, 1996, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997, by correspondence with custodians and, where appropriate, the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Baltimore, Maryland
November 19, 1997

For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(registered trademark):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call:   1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Global Stock Fund.

Investor Centers:

101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

Invest With Confidence(registered trademark)
T. Rowe Price

T. Rowe Price Investment Services, Inc., Distributor.
F04-050  10/31/97

Chart 1 - Geographic Diversification - pie chart showing Europe 37%, United States 36%, Japan 13%, Far East 4%, Latin America 4% and Other and Reserves 6%.

Chart 2 - Performance Comparison - Global Stock Fund - A line chart showing the cumulative growth of $10,000 invested in the Global Stock Fund from inception compared with $10,000 invested in a broad-based index or average over the same period.